SECURITIES AND EXCHANGE COMMISSION
                                  WASHINGTON, D.C. 20549


                                          FORM 8-K

                                       CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
1934


Date of Report (Date of earliest event reported):  September 1,
1998



                                  GLENGATE APPAREL, INC.
                 (Exact name of registrant as specified in its charter)


      New Jersey                33-72880             22-3266971
______________________    __________________      _________________
(State or other juris-    (Commission File        (I.R.S. Employer
diction of incorporation)  Number)                Indentification
                                                  No.)


Registrant's telephone number, including area code:  (908) 653-9100
























ITEM 1 TO ITEM 4:

None.

ITEM 5:

         On September 1, 1998, GlenGate Apparel, Inc. (the "Company"), a New Jersey Corporation, received notice that Sun Ice Limited and
Sun Ice USA, Inc. had terminated the Trademark License Agreement and Consignment Agreement, each dated February 14, 1997 between
GlenGate and Sun Ice. A copy of the notice of termination is attached hereto as Exhibit 99.1.

ITEM 6:

         None.

ITEM 7:

         Exhibits
         99.1 - Letter from Sun Ice Limited and Sun Ice USA, Inc.
         dated September 1, 1998.
         99.2 - Press Release dated September 3, 1998.

ITEM 8:

         None.

ITEM 9:

         None.























                                          SIGNATURES

                 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          GLENGATE APPAREL, INC.



September 4, 1998                         By:     /s/ Michael F. Albanese
                                          ----------------------------------
                                              Chief Financial Officer